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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)________________________ November 14, 1996
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FCC National Bank
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            (Exact name of registrant as specified in its charter)

United States of America          0-16337                 51-0269396
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(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware 19801
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(Address of principal executive office)                (Zip Code)

Registrant's telephone number, including area code:   302-656-5020




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Item 5.  Other Events
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1.  On November 13, 1996, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $400,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1996-R of the First Chicago Master Trust II. The series term sheet is attached hereto as Exhibit 99.01.

2. On November 13, 1996, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $600,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1996-S of the First Chicago Master Trust II. The series term sheet is attached hereto as Exhibit 99.02.

Item 7. Financial Statements and Exhibits
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(c) Exhibits

  Exhibit Number                    Description of Exhibit
  --------------                    ----------------------
      99.01                         Series Term Sheet dated November 13, 1996,
                                    with respect to the proposed issuance of the Class A Floating Rate Asset Backed
                                    Certificates, Series 1996-R of the First
                                    Chicago Master Trust II.

      99.02 Series Term Sheet dated November 13, 1996, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 1996-S of the First Chicago Master Trust II.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FCC NATIONAL BANK
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                                    (Registrant)


Date:   November 14, 1996           By  /s/ Sharon A. Renchof
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                                    Title:  Assistant Secretary



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